UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                    811-07533

The Lou Holland Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Address of principal executive offices)

Louis A. Holland

Holland Capital Management, L.P.

One North Wacker Drive, Suite 700

Chicago, IL 60606

(Name and address of agent for service)

Copy to:

Susan Chamberlain

Holland Capital Management, L.P.

One North Wacker Drive, Suite 700

Chicago, IL 60606

Registrant's telephone number, including area code: 312-553-4844

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of

Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders

LOU HOLLAND

GROWTH FUND

Letter to Shareholders February, 2007	Dear Fellow Shareholder:

Thank you for your investment in the Lou Holland Growth Fund.

Fund Results

For the year ended December 31, 2006, the Fund returned 5.23%. In comparison, its benchmark, the Russell 1000 Growth Index, gained 9.07%. The Fund had been outperforming the benchmark on a year-to-date basis through July; however, given the strong market momentum during the latter half of the year, it had lagged the benchmark during the last several months of the year, mainly in October.

Fund Performance

The Fund’s relative underperformance was primarily due to unfavorable stock selection in the sectors in which the Fund is most heavily weighted, namely health care and technology.

In health care, Boston Scientific fell due to a material slowdown in a key market and concerns about their Guidant acquisition as well as the safety of drug eluting stents. We believe that a change in momentum in any of these issues could help move the stock, which has perked up recently on signs of a recovery in its key market and a better than expected FDA report on drug eluting stents. Teva Pharmaceutical slipped on fears that the generic drug market is becoming too competitive given the recent aggressive tactics by branded drug companies. We remain holders because the company has the broadest pipeline of any generic drug manufacturer globally and its recent merger has positioned it to deliver strong earnings growth over the next several years. Aetna was sold after reporting earnings results, which in our view, showed signs of aggressive pricing by the company and competitive pricing pressures in the industry, historically negative for managed care stocks overall.

In technology, Affiliated Computer Services was a major detractor from performance. Affiliated fell as management was implicated in a stock options backdating probe which led to resignations. Furthermore, the company’s plan to purchase a large portion of its shares fell short of expectations, resulting in additional investor frustration with management. The new management team, we believe, will re-energize the company and bolster investor sentiment. The Fund was also adversely impacted by a lack of exposure to better-performing communications technology stocks, particularly Cisco Systems, which rose significantly during the year, and is heavily weighted in the benchmark. Cisco is the largest provider of telecommunications equipment to the communications sector and in 2006 it benefited from telecommunications infrastructure expansion as well as acquisitions which broadened the company’s product portfolio. Yet, we remain concerned about the intense competition that the company faces and the cyclical nature of the communications equipment spending cycle.

LOU HOLLAND

GROWTH FUND

Cheesecake Factory, a consumer discretionary holding, was also a poor performer as it has been hurt by disappointing earnings because of slower restaurant traffic and an announced investigation into its stock option practices. After bottoming out in August, the stock has partially recovered some of its losses in part due to the resolution of its stock option investigation.

The Fund’s top performing holdings were Comcast, Apple, and Kohl’s. Results for Comcast have been driven by customer up-take of their new Triple Play bundled product: high-speed internet, digital voice, and digital cable. Apple has benefited from stellar iPod sales, renewed computer sales and is continuing to show its skill in innovation, mind, and market share. Kohl’s climbed higher on strong operating results and solid long-term earnings forecast. Laboratory Corporation of America was also a top performer, with investors rewarding the stock for consistently beating earnings expectations over the past several quarters.

The Fund also benefited from an overweight in integrated oils, which was one of the best performing market sectors during the year. Exxon Mobil was the best performing holding in the sector and was a major contributor to performance. An overweight in the financial services sector also aided Fund performance.

Portfolio Changes

Our fundamental bottom-up research identified a number of names during the year that met our long-term fundamental investment criteria of double-digit earnings growth rates and reasonable valuations. Additions to the Fund include Apple, Eli Lilly, CVS, Occidental Petroleum, SLM , TD Ameritrade, and Sprint Nextel.

We were able to initiate a position in Apple during the second quarter as the stock dropped on concerns that the company would have a difficult time transitioning its Macintosh computers to a new Intel-based microprocessor; additionally, investors were concerned that Apple was losing some of its innovative edge. As the stock declined, we used it as an opportunity to buy since our research gave us confidence that the company was making a solid move in migrating its computers to use Intel-powered “chips”; furthermore, our analysis convinced us that iPod sales were likely to continue at a high clip, and further innovations from the company were on track. The stock has been a very solid performer for our Fund since that time.

Stocks are generally sold when they no longer meet our long-term investment criteria or when replaced with a better idea. Stock sales include Aetna, as previously mentioned, Biogen Idec, Fifth Third, BP PLC, Goldman Sachs, and Apache.

Despite volatility in the sector, we believe energy stocks should continue to experience good performance due to the supply/demand imbalance that we expect to remain in place over the next several years. We remain overweighted in the sector versus the benchmark, but reduced our exposure late in the third quarter because of concerns that short-term supply issues could arise should a number of near-term projects come on line at the same time the economy is slowing.

LOU HOLLAND

GROWTH FUND

Outlook

Despite the double-digit stock returns achieved during 2006, the S&P 500 Index is up only 1.1% annually over the past seven years due to the negative returns experienced during the first several years of the decade (the post-bubble years). We expect real stock returns over the next several years to average in the mid-to-high single-digit range as compared to the mid-teen range experienced during the 20 years that ended in 2000. This view is based on expectations of single-digit earnings growth for S&P 500 stocks versus the double-digit growth rates experienced over the past several years and economic growth in the low single-digit range.

Yet, we remain optimistic about large cap growth stocks for the following reasons:

•

Typically, during the early stages of an economic upturn, small companies perform better, while during a slowing economy large companies perform better due to their size, exposure to foreign markets, cost-cutting potential, higher dividend paying potential, and perceived safety. A continuation of moderate economic growth could provide a favorable environment for large cap stocks.

•

While growth stocks were in favor during the latter part of the 90’s, value stocks have beaten growth stocks during the recent post-bubble years. We believe that this trend is also likely to reverse and expect investors to favor companies with the fastest, most stable earnings growth.

•

In recent years, low quality stocks have performed better than high quality stocks as investors took on more risk in order to gain higher returns. We believe that in an uncertain environment higher quality stocks will be the investment of choice.

In this environment of lower expectations, we continue to believe that our extensive investment experience and our investment strategy of purchasing high quality, reasonably priced, mid and large capitalization growth companies with a leadership position in their industries, will produce superior results for long-term investors.

Sincerely,

Louis A. Holland Managing Partner Chief Investment Officer	Monica L. Walker Partner Equity Portfolio Manager

LOU HOLLAND

GROWTH FUND

THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 04/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE GRAPH AND THE TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END MAY BE OBTAINED BY VISITING http://www.hollandcap.com/lhgf_perf.html

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 680 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Average Annual Rate of Return for the Periods Ended December 31, 2006

	1 Year	5 Years	10 Years
Lou Holland Growth Fund	5.23%	3.08%	7.25%
Russell 1000 Growth Index	9.07%	2.69%	5.44%

LOU HOLLAND

GROWTH FUND

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

The Fund does not currently charge transaction fees such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, or exchange fees. The Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, charges a fee of $15 per transmittal of redemption proceeds by wire, and your bank may charge a fee for receiving a wire transfer. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. These costs are not reflected in the example. If such costs were included, your costs would be higher.

Industry Sectors as of December 31, 2006 Percentages for various classifications relate to net assets

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period* 07/01/06 – 12/31/06
Lou Holland Growth Fund Actual	$1,000	$1,078.70	$7.07
Hypothetical (5% return before expenses)	$1,000	$1,018.46	$6.87

*	Expenses are equal to the Fund’s annualized expense ratio 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period from July 1, 2006 to December 31, 2006).

LOU HOLLAND

GROWTH FUND

Statement of Assets and Liabilities

December 31, 2006

ASSETS:
Investments, at market value (cost $50,071,585)	$59,058,813
Dividends receivable	59,852
Receivable from shareholders for purchases	43,881
Receivable from Investment Manager	5,920
Other assets	22,372

Total Assets	$59,190,838

LIABILITIES:
Payable to Investment Manager	$43,027
Payable to shareholders for redemptions	111,812
Accrued expenses and other liabilities	42,617

Total Liabilities	197,456

NET ASSETS	$58,993,382

NET ASSETS CONSIST OF:
Capital stock	$49,870,317
Accumulated net realized gain on investments	119,475
Net unrealized appreciation on investments	8,987,228
Undistributed net investment income	16,362

Total Net Assets	$58,993,382

Shares outstanding	3,163,264

Net Asset Value, Redemption Price and Offering Price Per Share	$18.65

Statement of Operations

For the Year Ended December 31, 2006

INVESTMENT INCOME:
Dividend income (net of foreign taxes of $6,034)	$849,902
Interest income	20,322

Total Investment Income	870,224

EXPENSES:
Investment management fees	509,083
Accounting and administration fees	78,375
Legal fees	76,377
Audit fees	53,572
Transfer agent fees	50,925
Trustee fees	48,000
Registration fees	22,570
Printing costs	18,879
Custody fees	16,397
Other	8,866

Total expenses before waiver and reimbursement	883,044
Less: Waiver and reimbursement from Investment Manager	(74,500)

Net Expenses	808,544

NET INVESTMENT INCOME	61,680

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,137,333
Change in unrealized appreciation (depreciation) on investments	1,823,888

Net realized and unrealized gain on investments	2,961,221

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,022,901

See Notes to the Financial Statements.

LOU HOLLAND

GROWTH FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005

OPERATIONS:
Net investment income (loss)	$61,680	$(71,463)
Net realized gain (loss) on investments	1,137,333	(129,468)
Change in unrealized appreciation (depreciation) on investments	1,823,888	(165,481)

Net increase (decrease) in net assets from operations	3,022,901	(366,412)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income	(45,318)	—
Distributions from net realized gains	(836,271)	(216,536)

Total distributions	(881,589)	(216,536)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	31,950,093	6,276,638
Net asset value of shares issued for reinvested distributions	880,127	215,971
Cost of shares redeemed	(16,048,207)	(7,983,477)

Net increase (decrease) in net assets from capital share transactions	16,782,013	(1,490,868)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,923,325	(2,073,816)

NET ASSETS:
Beginning of period	40,070,057	42,143,873

End of period (including undistributed net investment income of $16,362 and $0, respectively)	$58,993,382	$40,070,057

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,778,479	354,617
Shares reinvested	47,065	12,499
Shares redeemed	(889,023)	(451,963)

Net increase (decrease)	936,521	(84,847)

See Notes to the Financial Statements.

LOU HOLLAND

GROWTH FUND

Financial Highlights

	Years Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data (for a share outstanding throughout the period):

Net asset value, beginning of period	$17.99	$18.23	$16.58	$12.98	$16.53

Income from investment operations:
Net investment income (loss)(1)	0.02	(0.03)	0.05	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	0.92	(0.12)	1.80	3.62	(3.53)

Total from investment operations	0.94	(0.15)	1.85	3.60	(3.55)

Less distributions:
Dividends from net investment income	(0.01)	—	(0.05)	—	—
Distributions from capital gains	(0.27)	(0.09)	(0.15)	—	—

Total distributions	(0.28)	(0.09)	(0.20)	—	—

Net asset value, end of period	$18.65	$17.99	$18.23	$16.58	$12.98

Total return	5.23%	(0.80)%	11.21%	27.73%	(21.48)%

Supplemental data and ratios:

Net assets, end of period	$58,993,382	$40,070,057	$42,143,873	$34,822,593	$18,292,358

Ratios of expenses to average net assets:
Before expense waiver and reimbursement	1.47%	1.65%	1.88%	1.69%	1.86%
After expense waiver and reimbursement	1.35%	1.35%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before expense waiver and reimbursement	(0.02)%	(0.47)%	(0.24)%	(0.45)%	(0.67)%
After expense waiver and reimbursement	0.10%	(0.17)%	0.29%	(0.11)%	(0.16)%

Portfolio turnover rate	31.64%	30.63%	40.83%	37.10%	41.12%

(1)	In 2006, 2005, 2004, and 2003, net investment income (loss) per share is calculated using average shares outstanding. In 2002, net investment (loss) per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.

See Notes to the Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments

December 31, 2006

Number of Shares		Value
	COMMON STOCKS - 99.7% (a)
	Auto & Transportation - 1.5%
7,975	FedEx Corp.	$866,243

	Consumer Discretionary - 12.5%
11,250	Carnival Corp. f	551,812
30,950	The Cheesecake Factory Inc.*	761,369
20,450	Comcast Corp.*	865,649
14,300	Kohl’s Corp.*	978,549
11,350	Omnicom Group Inc.	1,186,529
36,950	Time Warner Inc.	804,771
12,000	Viacom Inc. - Class B*	492,360
20,050	Wal - Mart Stores, Inc.	925,909
14,950	Weight Watchers International, Inc.	785,324

		7,352,272

	Consumer Staples - 6.1%
20,450	CVS Corp.	632,110
26,850	PepsiCo, Inc.	1,679,468
28,500	Walgreen Co.	1,307,865

		3,619,443

	Energy/Oil - 10.5%
17,750	BJ Services Co.	520,430
6,900	Chevron Corp.	507,357
19,500	Exxon Mobil Corp.	1,494,285
19,750	Halliburton Co.	613,238
9,450	Noble Corp. f	719,618
13,550	Occidental Petroleum Corp.	661,647
35,900	XTO Energy, Inc.	1,689,095

		6,205,670

Number of Shares		Value
	Financial/Insurance - 5.8%
15,350	AFLAC Inc.	$706,100
38,250	American International Group, Inc.	2,740,995

		3,447,095

	Financials - 10.5%
11,150	Bank of America Corp.	595,299
18,950	Citigroup Inc.	1,055,515
20,700	Countrywide Financial Corp.	878,715
20,700	Fannie Mae	1,229,373
21,200	H&R Block, Inc.	488,448
20,600	SLM Corp.	1,004,662
58,550	TD Ameritrade Holding Corp.	947,339

		6,199,351

	Healthcare/Other - 6.7%
14,150	Baxter International Inc.	656,418
63,200	Boston Scientific Corp.*	1,085,776
34,750	IMS Health Inc.	954,930
10,050	Invitrogen Corp.*	568,730
9,200	Laboratory Corporation of America Holdings*	675,924

		3,941,778

	Healthcare/Pharmaceutical - 12.3%
30,550	Eli Lilly & Co.	1,591,655
11,750	Genzyme Corp.*	723,565
17,000	Johnson & Johnson	1,122,340
20,050	Novartis AG ADR	1,151,672
75,450	Schering-Plough Corp.	1,783,638
28,450	Teva Pharmaceutical Industries Ltd.-Sponsored ADR	884,226

		7,257,096

See Notes to the Financial Statements.

LOU HOLLAND

GROWTH FUND

Schedule of Investments (Continued)

December 31, 2006

Number of Shares		Value
	Other/Conglomerate - 3.1%
49,600	General Electric Corp.	$1,845,614

	Technology/Hardware - 7.0%
12,850	Apple Computer Inc.*	1,090,194
60,450	Intel Corp.	1,224,113
8,700	International Business Machines Corp.	845,205
31,350	Linear Technology Corp.	950,532

		4,110,044

	Technology/Services - 8.5%
19,950	Affiliated Computer Services Inc.*	974,358
24,800	Automatic Data Processing, Inc.	1,221,400
18,900	CDW Corp.	1,329,048
56,050	Citrix Systems, Inc.*	1,516,153

		5,040,959

	Technology/Software - 11.1%
28,500	Adobe Systems Inc.*	1,171,919
26,500	Cognos, Inc.* f	1,125,190
86,200	Microsoft Corp.	2,573,932
51,950	Symantec Corp.*	1,083,158
16,950	Zebra Technologies Corp.*	589,691

		6,543,890

	Telecommunication Services - 3.1%
53,550	Motorola, Inc.	1,100,988
37,450	Sprint Nextel Corp.	707,431

		1,808,419

Number of Shares		Value
	Utilities - 1.0%
7,150	Questar Corp.	$593,807

	Total common stocks (cost $49,844,453)	58,831,681

Principal Amount
	SHORT-TERM INVESTMENTS - 0.4% (a)
	Variable Rate Demand Note - 0.4%
$227,132	U.S. Bank, N.A., 5.42%	227,132

	Total short-term investments (cost $227,132)	227,132

	Total investments – 100.1% (cost $50,071,585)	59,058,813

	Other liabilities in excess of other assets – (0.1%) (a)	(65,431)

	TOTAL NET ASSETS – 100.0%	$58,993,382

(a)	Percentages for the various classifications relate to net assets.

f	Foreign Security.

*	Non-income producing security.

ADR	– American depository receipt

See Notes to the Financial Statements.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Lou Holland Trust (the “Trust”) was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is organized as a series company and currently consists of one series, the Lou Holland Growth Fund (the “Fund”). The principal investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996, and has an unlimited number of shares authorized for issuance with no par value.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - The net asset value of shares of the Fund is normally calculated as of the close of trading (generally, 4:00 PM Eastern) on the New York Stock Exchange (the “Exchange”) on every day the Exchange is open for trading. Stocks are valued at the last quoted sales price on the exchange on which they are primarily traded. Stocks not listed on a national or foreign stock exchange are valued at the closing bid price on the over-the-counter market. Bonds are valued on the basis of prices furnished by approved pricing services or based on quotations provided by reputable broker-dealers. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by Holland Capital Management, L.P. (the “Investment Manager”) under the supervision of the Board of Trustees. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the Exchange. Short-term securities maturing within sixty (60) days are valued at amortized cost, which approximates market value.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be treated as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

reclassified between various components of net assets. The permanent differences for the Fund relate to gain recognition treatment of contributed securities and net operating losses.

c) Recent Accounting Pronouncements - On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would result in the Fund recording a tax benefit or expense in the current year. FIN 48 is required for the first financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the FASB issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management is in the process of analyzing the impact of SFAS No. 157. The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Net realized gains or losses may differ for financial reporting and tax purposes as a result of losses from wash sales, and other potential book-tax differences.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

e) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and possible adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. INVESTMENT TRANSACTIONS	The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended December 31, 2006, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	35,553,039	18,540,858

3. FEDERAL INCOME TAX MATTERS	At December 31, 2006, the cost of investments for federal income tax purposes was $50,125,505, and gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Appreciation	$11,159,537
(Depreciation)	(2,226,229)

Net appreciation on investments	$8,933,308

At the close of business on May 2, 1996, the Partners of Holland Fund, L.P., transferred their assets to the Fund. As a result of the tax-free transfer, the Fund

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

acquired $244,079 of unrealized appreciation for tax purposes. As of December 31, 2006, the Fund held securities with $59,770 of net unrealized appreciation relating to the transfer.

The Fund’s distributions for the fiscal years ended December 31, 2006 and 2005, were as follows:

	December 31, 2006	December 31, 2005
Ordinary income	$45,318	$—
Long-term capital gains	836,271	216,536

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$196,524
Undistributed long-term gain	240

During the year ended December 31, 2006 the Fund utilized $134,369 of capital losses carried forward from prior years to offset realized gains. At December 31, 2006, the Fund has no remaining capital loss carry forward balances. The Fund had $7,007 of capital losses realized after October 31, 2006, which were deferred for tax purposes to the first day of the following fiscal year.

4. RELATED PARTY AGREEMENTS

The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. (the “Investment Manager”). Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund’s daily net assets up to $500 million. The fee declines at specified breakpoints as net assets increase.

The Investment Manager has contractually agreed to waive its management fee and reimburse other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.35% of the net assets of the Fund, computed on a daily basis. This reimbursement may only be terminated under the approval of the Board of Trustees. For the year ended December 31, 2006, the Investment Manager waived and reimbursed the Fund $74,500.

LOU HOLLAND

GROWTH FUND

Notes to the Financial Statements (Continued)

Holland Capital Management, L.P. serves as principal underwriter and distributor (the “Distributor”) of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. No shareholder trades were placed through the Distributor for the year ended December 31, 2006. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

LOU HOLLAND

GROWTH FUND

Report of Independent Registered Public Accounting Firm	To the Shareholders and Board of Trustees of The Lou Holland Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Lou Holland Trust, comprised solely of the Lou Holland Growth Fund (the “Fund”), as of December 31, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights presented for the periods ended prior to December 31, 2006, were audited by other auditors whose report, dated February 23, 2006, expressed an unqualified opinion on those statement of changes in net assets and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Fund’s custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

February 21, 2007

LOU HOLLAND

GROWTH FUND

TRUSTEES AND OFFICERS

Name	Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Last Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carla S. Carstens	55	Chair of Audit Committee and Independent Trustee	2 years	President, Carstens Associates (Management Consulting)	1	None
Philip Halpern	55	Independent Trustee	Since July, 2006	Former Vice President and Chief Investment Officer, University of Chicago 1998-2004	1	None
*Louis A. Holland	65	President and Trustee	10 years	Managing Partner and Chief Investment Officer, Holland Capital Management, L.P.	1	Board of Directors of Packaging Corporation of America
JoAnn Sannasardo Lilek	50	Chair of the Board of Trustees and Independent Trustee	2 years	Chief Financial Officer, DSC Logistics (Third-Party Logistics Provider)	1	None
James H. Lowry	67	Independent Trustee	4 years	Senior Vice President, The Boston Consulting Group	1	None

* Mr. Holland is an “interested trustee” of the Fund as that term is defined under the 1940 Act because of his employment by and ownership interest in Holland Capital Management, L.P., the Investment Manager and Distributor of the Fund.

LOU HOLLAND

GROWTH FUND

Name	Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Last Five Years
Other Officers of the Fund
Susan M. Chamberlain	63	Chief Compliance Officer	At Discretion of Board Since October, 2004	Chief Compliance Officer for the Fund and Holland Capital Management, L.P. Previously, Chief Operating Officer and Chief Compliance Officer at Quantlab Capital Management
Laura J. Janus	59	Treasurer	10 years	Partner and Portfolio Manager, Holland Capital Management, L.P.
Monica L. Walker	48	Secretary	10 years	Partner and Portfolio Manager, Holland Capital Management, L.P.

The address for all trustees and officers is One North Wacker Drive, Suite 700, Chicago, IL 60606.

For additional information about the Fund’s Trustees or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities please call the Trust at 1-800-295-9779 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at http://www.hollandcap.com/ihgf.html and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2006, is also available on the Fund’s website or the Commission’s website. Information on how the Fund voted securities is also available by calling 1-800-295-9779. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is also available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

At a meeting held on March 29, 2006, based on Audit Committee recommendations and approvals, the full Board of Trustees unanimously voted to dismiss KPMG LLP (“KPMG”) as independent registered public accountant, and to approve Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

KPMG’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s fiscal years ended December 31, 2005 and December 31, 2004 and subsequent interim period ended March 29, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years. There were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Additionally, for the fiscal years ended December 31, 2005 and December 31, 2004, the Fund did not consult with Deloitte & Touche LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

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TRUSTEES AND OFFICERS

Carla S. Carstens, Trustee

Philip Halpern, Trustee

Louis A. Holland, President and Trustee

Managing Partner and Chief Investment Officer,

Holland Capital Management, L.P.

JoAnn Sannasardo Lilek, Trustee and

Chair of the Board of Trustees

James H. Lowry, Trustee

Susan M. Chamberlain,

Chief Compliance Officer

Lou Holland Growth Fund and Holland

Capital Management, L.P.

Laura J. Janus, Treasurer

Partner and Portfolio Manager, Holland Capital

Management, L.P.

Monica J. Walker, Secretary

Partner and Portfolio Manager, Holland Capital

Management, L.P.

INVESTMENT MANAGER

Holland Capital Management, L.P.

One North Wacker Drive, Suite 700

Chicago, IL 60606

Telephone (312) 553-4830

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone (800) 295-9779

CUSTODIAN

U.S. Bank, N.A.

Cincinnati, OH

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

Chicago, IL

SPECIAL COUNSEL

Jorden Burt LLP

Washington, DC

LOU HOLLAND

GROWTH FUND

ANNUAL REPORT

December 31, 2006

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Ms. Carla S. Carstens and Ms. JoAnn Lilek, members of its Audit Committee, are Audit Committee Financial Experts. Ms. Carstens and Ms. Lilek are “independent” as such term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2005	$16,000	$0	$3,500	$0
2006	$24,000	$0	$4,000	$0

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal year ended December 31, 2005. Effective March 29, 2006, Deloitte & Touche LLP (“Deloitte”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal year ended December 31, 2006.

The above Tax Fees for 2005 is the aggregate fee billed for professional services rendered by KPMG to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

The above Tax Fees for 2006 represent fees for services rendered to the registrant by Deloitte for tax return preparation and review of income and capital gains distributions.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

1.	The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants including to provide audit services to the Trust.
2.

The Audit Committee shall evaluate and approve, if found appropriate, each proposed engagement of the independent accountants to provide non-audit services to the Trust, to the Trust’s investment adviser, or to any affiliate of the investment adviser that provides ongoing services to the Trust, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust.

3.

In evaluating a proposed engagement of the independent accountants to provide a non-audit service to the Trust’s investment adviser, or any affiliate of the investment adviser that provides ongoing services to the Trust, the Audit Committee shall assess and determine the effect such service might reasonably be expected to have on the accountants’ independence as it relates to the audit of the Trust’s financial statements.

4.

The provision of non-audit services to the Trust’s investment adviser, consisting specifically of preparation and filing of tax returns with federal, state or local authorities, and the review of the adviser’s systems of internal control pursuant to SAS 70, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, to whom authority to grant such approvals hereby is expressly delegated by the Committee; provided that, the Chair shall report any such approvals to the Audit Committee at its next regular meeting.

5.	Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if:
a.

the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountants by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided;

b.	such services were not recognized by the Trust at the time of engagement to be non-audit services; and,
c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee, to whom authority to grant such approvals hereby expressly is delegated by the Committee.

(e)(2) Not applicable

(f) Not applicable

(g) KPMG was paid $3,500 for the fiscal year ended December 31, 2005 for non-audit services rendered to the registrant, and rendered to the registrant’s service affiliates for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

Deloitte received $4,000 for the fiscal year ended December 31, 2006 for non-audit services rendered to the registrant, the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) For the fiscal years ended December 31, 2005 and December 31, 2006, there were no non-audit services that were rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics
(2) Certifications required by Rule 30a-2(a) under the Act
(3) Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE LOU HOLLAND TRUST

By:	/s/ Louis A. Holland
Name:	Louis A. Holland
Title:	President and Principal Executive Officer
Date:	March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Louis A. Holland
Name:	Louis A. Holland
Title:	President and Principal Executive Officer
Date:	March 5, 2007

By:	/s/ Laura J. Janus
Name:	Laura J. Janus
Title:	Treasurer and Principal Financial Officer
Date:	March 5, 2007

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant's Code of Ethics.

Exhibit 12(a)(2)(a)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b)(1)	Certification required by Rule 30a-2(b) under the Act